American International Group, Inc. Investor Presentation May 14, 2014 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
This document and the remarks made within this presentation may include, and officers and representatives of American
International Group, Inc. (AIG) may from time to time make, projections, goals, assumptions and statements that may constitute
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “view,” “target” or
“estimate”. It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements. Factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include: changes in market conditions;
the occurrence of catastrophic events, both natural and man-made; significant legal proceedings; the timing and applicable requirements of any new regulatory framework to which AIG is subject as a non-bank systemically important financial institution and as a global systemically important insurer; concentrations in AIG’s investment portfolios; actions by credit rating agencies; judgments concerning casualty insurance underwriting and insurance liabilities; judgments concerning the recognition of deferred tax assets;
and such other factors discussed in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of
Operations (MD&A) in AIG’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 and in Part I, Item 1A.
Risk Factors and Part II, Item 7. MD&A in AIG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. This document and the remarks made orally may also contain certain non-GAAP financial measures. The reconciliation of such measures to the most comparable GAAP measures in accordance with Regulation G is included in the First Quarter 2014
Financial Supplement available in the Investor Information section of AIG's corporate website,
www.aig.com,
as well as in this
presentation.
IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the IRS, we inform you that (i) any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code; (ii) any such tax advice is written in connection with the promotion or marketing of the matters addressed; and (iii) if you are not the original addressee of this communication, you should seek advice based on your particular circumstances from an independent advisor.
Note: Information included in the presentation is as of May 14, 2014.

AIG – An Established Global Insurance Franchise
A platform for delivering sustainable profitable growth.
1) Growth economies are those within Central Europe, Middle East, Africa, Latin America and Asia Pacific, excluding Japan.
Core
Insurance
Businesses
Strategies Key Accomplishments
AIG Property
Casualty
Grow high value lines and optimize business mix
1Q14 NPW growth of 3%, excluding FX,
compared to 1Q13
Casualty business achieved risk adjusted profit
in 1Q14
Execute on technical underwriting, improved claims
management, and analytics
1Q14 Accident year loss ratio, as adjusted,
improved 6.2 pts since 1Q11 (10.2 pt
improvement for Commercial Insurance)
Capitalize on global footprint; Focus on targeted growth in
key markets
13% of 1Q14 NPW from growth economies
(1)
AIG Life and
Retirement
Maintain balanced portfolio of products and leverage scale
advantage
Diversified sources of net flows and earnings
Optimize spread management through new business
pricing and active crediting rate management
Profitability enhanced through ongoing spread
management actions
Expand distribution network and increase penetration of
multiple products through each distribution partner
Approximately $0.8 bn – $1.4 bn in quarterly
pre-tax operating income since 4Q11
Mortgage
Guaranty
Selectively underwrite based on multivariate model to
achieve higher risk adjusted returns
Earnings reflect new business; 62% of net
premiums earned in 1Q14 were from business
written after 2008
Actively manage legacy book
Delinquency ratio declined 60 bps from 4Q13 to
5.3% at 1Q14

AIG – Building on Capital Strength
Active Capital Management
25% increase in quarterly dividend to
$0.125/sh. in Feb. 2014
Approximately $867 million of shares
repurchased in 1Q14
Since May 2011, deployed over $20 billion
through share repurchases, dividends and
liability management (non-DIB)
Reduced DIB debt by approx. $3 billion in
2014 using cash allocated to the DIB
Robust Statutory Capital
2013 RBC ratios
(1)
:
2013 total adjusted statutory capital
(1)
:
Growth in BVPS
March 31, 2014 BVPS (ex. AOCI) of $65.49 –
up 10% from 3/31/2013
Strong Liquidity
& Cash Flows
1Q14 insurance company dividends of $1.7
billion – Expected $5 - 6 billion for 2014
Tax sharing payments of $289 million in 1Q14
$11.2 billion of total AIG Parent liquidity
Monetization of
Deferred Tax Assets
Net DTA of $21.2 billion at Dec. 31, 2013
AIG
Property
Casualty
$48.6 bn
AIG Life and
Retirement
$39.8 bn
Other
$13.0 bn
(2)
Mortgage
Guaranty
$2.4 bn
AIG Shareholders’ Equity -
$103.8 bn at March 31, 2014
– AIG PC U.S.: 416% (ACL)
– AIG L&R: 568% (CAL)
– AIG PC U.S.: $22.0 billion
– AIG L&R: $22.6 billion
1)
The inclusion of RBC measures and total adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. ACL is defined as Authorized Control Level and CAL is defined as Company Action Level. Total adjusted statutory capital and RBC ratio for AIG Life and Retirement excludes holding company, AGC Life Insurance Company.
2)
Other includes AIG Parent (including the deferred tax asset valuation allowance), Global Capital Markets, Direct Investment book, AIG Life Holdings, Inc. (a non-operating holding company) and assets and liabilities held for sale, net of consolidation and eliminations.
Note: Data as of March 31, 2014 unless otherwise noted.

AIG Property Casualty

42,000 employees who serve clients worldwide
51% of premiums written outside of U.S. and Canada in 2013
Average claims paid each business day of over $100 million in 2013
#1 commercial insurance
organization in
U.S./Canada, with
established and growing
#1 U.S.-based property casualty
insurance organization in Europe, with
established and growing positions in
the Middle East and Africa (2)
#1 foreign property
casualty insurer in Japan
and China (2)
Asia Pacific
2013 NPW: $9.7 bn
28% of total NPW
AIG Property Casualty – A Truly Global Franchise
AIG Property Casualty is a diversified global P&C market leader with 2013 NPW of over $34 billion.
1) EMEA region consists of Europe, Middle East and Africa.
2) As measured by full year 2012 net premiums written.
EMEA
(1)
2013 NPW: $6.8 bn
20% of total NPW
Americas
2013 NPW: $17.9 bn
52% of total NPW
position in Latin America (2)

AIG Property Casualty – Financial Highlights
Full Year
First
Quarter
($ in billions) 2011 2012 2013 2014
Net premiums written $34.8 $34.4 $34.4 $8.3
Net investment income 4.3 4.8 5.3 1.3
Pre-tax operating income $1.1 $1.8 $4.8 $1.2
Accident year loss ratio, as adjusted 68.7 65.2 63.8 63.2
Expense ratio 30.4 34.6 34.6 34.1
Accident year combined ratio, as adjusted 99.1 99.8 98.4 97.3
Cash & invested assets (1) $126.3 $130.8 $123.1 $123.0
Shareholders’ equity 47.3 48.9 46.3 48.6
Shareholders’ equity, excluding AOCI $44.3 $43.7 $43.1 $45.0
1) Includes intercompany invested assets that are eliminated in consolidation.

Casualty
39%
Property
23%
Specialty
18%
Financial
Lines
20%

Personal
Lines
51%
Accident
& Health
49%

AIG

AIG Property Casualty – Business Overview
A broad product platform.
Global – Unique ability to serve multinational clients
Innovative – Often first to market in new products and services, such as CyberEdge
Capital Strength – U.S. total adjusted statutory capital
(1)
of $22.0 billion at year-end 2013
Commercial Insurance
Full Year 2013 NPW – $20.8 bn
Consumer Insurance
Full Year 2013 NPW – $13.6 bn
1) The inclusion of total adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

AIG Property Casualty – Strategic Focus
Strategic levers driving shareholder value creation.
Business
Mix
Underwriting
Excellence
Claims
Service
Operational
Effectiveness
Capital
Management
Balance growth with
profitability and risk
Growth in Risk
Adjusted Profitability
(RAP), accretive
products and
geographies
Achieve scale in key
markets over a
reasonable period of
time
Rationalize/price for
capital intensive
product lines
Globalize
standards for
underwriting and
pricing
Enhance
underwriters’
analytical
capabilities
Balance between
art and science
intertwined with
finer segmentation
Global Claims
Initiative leading to
claims cost savings
and enhanced client
service
Improved claims
practices in medical
and anti-fraud
driven by data
analytics
Build advanced
claims IT
architecture
Simplify and
standardize legacy
operating models
Reduce overhead
with cost
optimization and
shared services
Use RAP as a key
performance
indicator
Leverage capital
maintenance
agreements with
AIG
Increase
underwriting
leverage

FORTUNE 500
FORTUNE GLOBAL 500
Forbes 400 RICHEST PEOPLE IN AMERICA

AIG

AIG Property Casualty – Strong Brands and Customer Loyalty
AIG Property Casualty continues to be recognized for excellence.
Confirmit
2013 Achievement in Customer
Excellence
Reader’s Digest
2013 Trusted Brand Award for
Auto Insurance
World Travel Fair
2013 Best Quality Service, Travel Insurance
Company (3
rd
Consecutive Year)
Business Insurance
2014 Innovation Award - AIG
Multinational Program Design Tool
Motordata Research Consortium
2014 Insurer of the Year (3
rd
Consecutive
Year)
Nanfang Daily
2013 Most Trustworthy Financial Brand
(2
nd
Consecutive Year)
Global Finance
2013 Best in Insurance Awards
British Insurance Award
2013 Underwriter of the Year
MENA Insurance Review
2014 Financial Insurer of the Year
UK CIR Magazine
2014 Commercial Insurer and
Specialist Provider of the Year
Awards
PropertyCasualty360
2013 Best Overall Commercial
Insurance Provider
Risk & Försäkring
2013 Insurance Company of the Year
Australian Business Award
2013 Service Excellence
UK Insurance Claims Award
2013 Innovation of the Year
Reaction Magazine
2013 Best Global Insurance
Company Overall
Celent Model Insurer Award
2011 - 2013
Australia and New Zealand Institute
of Insurance & Finance (ANZIIF)
2013 Innovation of the Year – CyberEdge
UK Captive Review
2014 Innovation in Fronting Award
The Tempkin Group
2013 Customer Experience Excellence
Award
AIG Clients as a Percentage of Each Category
97%
As of
12/1/13
91%
As of
11/1/13
40%
As of
6/1/13
Insurance Times - UK
2014 Insurer Claims Initiative of the
Year - Commercial Lines `

AIG Property Casualty – Product Diversification
Commercial Insurance Consumer Insurance
Casualty
General Liability
Commercial Auto
Workers’ Compensation
Excess Casualty
Crisis Management
Property
Global Property including high
deductible
Industrial, Energy and Commercial
Property
Specialty
Aerospace
Environmental
Political Risk
Trade Credit
Marine
Surety
Financial Lines
D&O, E&O
Cyber Security
Fidelity
Employment Practices
Kidnap and Ransom
Accident and
Health
Personal Accident
Supplemental Medical
Travel
Life
Personal Lines
Automobile
Homeowners
Extended Warranty
Specialty (e.g., identity theft, credit
card protection)
Private Client Group

AIG Property Casualty – Reserves
Business mix shift to shorter-tail lines,
expected to reduce net reserves.
Over 50% of reserves are now from
business that has been substantially
re-underwritten (i.e. post 2011).
Reduction in outstanding loss reserves
for long tail reserve segments
expected to reduce reserve variability.
Note: Allocation by accident year for illustration purposes only and subject to change. Net reserves presented above are shown before the effect of a $3.7 billion loss reserve discount.
Business mix shifts away from long tail casualty lines and accelerated commutation of legacy portfolios
(especially 2004 and prior) are expected to also reduce reserve variability.
Net Reserves by Accident Year
$66.3 billion at March 31, 2014
2004 &
Prior
15%
2005 - 2007
9%
2008 - 2010
22%
2011 - 2014
54%

71.0
69.0
67.0
65.0
63.0
61.0
59.0
57.0
55.0
69.4
67.7
68.4
69.3
66.3
64.8
66.5
63.3
63.2
61.9
63.7
66.4
63.2
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

78.0
76.0
74.0
72.0
70.0
68.0
66.0
64.0
62.0
60.0
58.0
75.3
71.3
73.7
76.9
70.3
67.3
70.8
66.4
65.4
62.2
66.2
67.3
65.1
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

62.0
61.0
60.0
59.0
58.0
57.0
56.0
55.0
54.0
60.0
59.1
58.9
57.7
58.4
59.1
57.7
58.0
58.8
60.2
58.5
60.7
59.3
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

Total Property Casualty Commercial Insurance Consumer Insurance 13 AIG Property Casualty – Accident Year Loss Ratio, As Adjusted, Progression

CMBS 2%
CDO/ABS 5%
Equities 3%
Other invested assets 8%
Loans 4%
Cash and short-term investments 5%
States, municipalities, and political subdivisions 18%
U.S. Governments 2%
Non-U.S. governments 14%
Corporate debt 28%
RMBS 11%

CMBS 2%
CDO/ABS 5%
Equities 3%
Other invested assets 8%
Loans 3%
Cash and short-term investments 6%
States, municipalities, and political subdivisions 18%
U.S. Governments 2%
Non-U.S. governments 15%
Corporate debt 28%
RMBS 10%

B 2%
BB 2%
<B 8%
AAA 20%
AA 28%
A 26%
BBB 14%

B 2%
BB 2%
<B 7%
AAA 21%
AA 28%
A 26%
BBB 14%

AIG

AIG Property Casualty – Investment Composition & Ratings
1) Includes intercompany invested assets that are eliminated in consolidation.
Bond Portfolio – By Agency Credit Rating
March 31, 2014 - $98.9 billion
Bond Portfolio – By Agency Credit Rating
December 31, 2013 - $99.0 billion
Cash & Invested Assets – Total Portfolio Composition (1)
March 31, 2014 - $123.0 billion
Cash & Invested Assets – Total Portfolio Composition (1)
December 31, 2013 - $123.1 billion

AIG Life and Retirement

AIG Life and Retirement – Operating from a Position of Strength
Market Leader
Long standing leading market positions
Scale advantage in key product lines
Product Diversity
& Capacity for
Growth
Comprehensive portfolio of life insurance, A&H, annuity, group retirement, group benefits, institutional products and mutual funds
Breadth of products allows for growth as demographics and operating environments shift
Multi-channel
Distribution
Strong Capital
Position
Year-end 2013 RBC ratio
(1)
at 568% (CAL) supports sales growth
Total adjusted statutory capital
(1)
of $22.6 billion at year-end 2013
1) The inclusion of RBC measures and total adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. CAL is defined as Company Action Level.
Total adjusted statutory capital and RBC ratio excludes holding company, AGC Life Insurance Company.
Distribution organization leverages broad product portfolio across all channels
Over 300,000 financial professionals

AIG Life and Retirement – Financial Highlights
Full Year
First
Quarter
($ in billions) 2011 2012 2013 2014
Premiums and deposits $24.4 $21.0 $28.8 $7.1
Net investment income 9.9 10.7 10.9 2.8
Pre-tax operating income 3.3 4.2 5.1 1.4
Cash & invested assets
(1)
194.2 205.3 196.9 200.1
Assets under management 256.9 290.4 318.0 324.4
Shareholders’ equity 34.2 40.0 38.7 39.8
Shareholders’ equity, excluding AOCI 29.5 31.6 34.9 34.6
Net flows 2.9 (1.3) 4.6 1.0
1) Includes intercompany invested assets that are eliminated in consolidation.

AIG Life and Retirement – Diversified Business Mix
Pre-tax Operating Income
Full Year 2013 - $5.1 billion
Pre-tax Operating Income
Full Year 2012 - $4.2 billion
Retirement
Income Solutions
12%
Retail: 62% Institutional: 38%
Group Retirement
24%
Institutional Markets
13%
Retirement
Income Solutions
12%
Fixed Annuities
35%
Life Insurance
and A&H
14%
Retail: 59% Institutional: 41%
Group Retirement
28%
Institutional Markets
13%
Fixed Annuities
31%
Life Insurance
and A&H
16%
Retail: 69% Institutional: 31%
Premiums and Deposits
Full Year 2013 - $28.8 billion
Life Insurance
and A&H
12%
Fixed Annuities
10%
Retirement
Income Solutions
30%
Retail Mutual Funds &
Brokerage Services
17%
Group Retirement
25%
Institutional Markets
4%
Group Benefits
2%
Retail: 59% Institutional: 41%
Premiums and Deposits
Full Year 2012 - $21.0 billion
Life Insurance
and A&H
16%
Fixed Annuities
7%
Retirement
Income Solutions
23%
Group Retirement
34%
Institutional Markets
4%
Group Benefits
3%
Retail Mutual Funds &
Brokerage Services
13%

AIG Life and Retirement – Assets Under Management
Year-over-year growth in AUM reflects strong retail investment product net flows, higher separate account balances and greater institutional assets.
Life
Insurance
and A&H
13%
Fixed
Annuities
24%
Retirement
Income
Solutions
11%
Retail
Mutual
Funds
3%
Group
Retirement
30%
Institutional
Markets
18%
Group
Benefits
1%
Life
Insurance
and A&H
11%
Fixed
Annuities
21%
Retirement
Income
Solutions
14%
Retail
Mutual
Funds
4%
Group
Retirement
29%
Institutional
Markets
20%
Group
Benefits
1%
March 31, 2014 - $324.4 billion March 31, 2013 - $296.9 billion

AIG Life and Retirement – Leading Market Positions
* Based on LIMRA rankings for respective periods.
Rank*
Metric
2013 2012
2 6 Total Annuity Sales
1 2 Fixed-Rate Deferred Annuity Sales
4 7 Variable Annuity Sales
4 5 Structured Settlement Annuity Sales
8 6 Term Life Sales
9 18 Universal Life Sales
2 2 K-12 403(b) Assets
3 3 Total 403(b) Assets
Market Positions Excellence in Service, Marketing and Technology
Market Tools
2013 Achievement in
Customer Excellence
(ACE award for 7
th
Consecutive Year)
DALBAR
2013 Annuity Service
Excellence Award
(7
th
Consecutive Year)
2013 #1 Ranking for
Annuity Client Quarterly
Statements
(13
th
Consecutive Year)
PlanSponsor Magazine
Earned 17 Best-in-Class
Awards for Participant and
Plan Sponsor Services in
2013
International MarCom
Awards
2012 and 2013 Platinum
and Gold Awards
(42 in total)
Insurance & Financial
Communications
Association
2012 and 2013 Best in
Show and Awards of
Excellence (15 in total)
InformationWeek 500
2012 and 2013 Top
Technology Innovators
Best’s Review
2012 and 2013 Innovators
Showcase

AIG Life and Retirement – Broad Multichannel Distribution Network
2013 Sales By Distribution Channel
Non-affiliated: 67%
2012 Sales By Distribution Channel
VALIC Financial Advisors
AIG Financial Network
Advisor Group
AIG Direct
Affiliated
Broker-Dealers
Banks
Independent Marketing Organizations
Benefit Brokers
Non-affiliated
B-Ds
34%
Banks
19%
IMOs
10%
Advisor Group
3%
AIG Financial Network
3%
AIG Direct & Other
1%
VALIC FAs
26%
Benefit Brokers
3%
B-Ds
29%
Banks
13%
IMOs
11%
Advisor Group
2%
AIG Financial Network
5%
AIG Direct & Other
3%
VALIC FAs
33%
Benefit
Brokers
4%
Affiliated: 33% Affiliated: 43% Non-affiliated: 57%

Company FY 2013 % Change FY 2012
($ in millions) Rank Sales From FY 2012 Rank Sales
Jackson National 1 $20,931 6% 1 $19,713
Lincoln Financial Group 2 13,772 40% 4 9,848
Prudential Financial 3 11,170 (43%) 2 19,469
MetLife 4 9,289 (43%) 3 16,182
AEGON/Transamerica 5 8,253 60% 6 5,163
AIG 6 8,191 80% 8 4,561
AXA Equitable 7 7,426 8% 5 6,855
Nationwide 8 5,663 37% 9 4,146
Ameriprise 9 5,010 2% 7 4,917
Pacific Life 10 4,334 14% 10 3,796
Other 25,897 24% 20,811
Total $119,935 4% $115,461
AIG Life and Retirement – Individual Variable Annuities
Unique Opportunity for AIG
* Source: LIMRA VA Sales report. VA industry sales data reported herein excludes Employer Plan sales and internal exchange sales
Industry Retail Variable Annuity Sales*
Total: $25.3BN
De-Risked Benefits (2) Early Benefits Revised Benefits (3)
1)
Excludes $4.1BN of AUM at VALIC with GMWB guarantees.
2)
De-Risked Benefits: Features on contracts issued since 2010 (VIX indexing/volatility control fund in 2012).
3)
Pre-2010 Partially De-Risked Benefits: Due to actual policyholder election of extension offers to-date.
Account Value by GMWB Guarantee at 3/31/14
(1)
A strategic growth opportunity for AIG.
Individual variable annuities represented 15% of AIG Life and Retirement’s total reserves at December 31, 2013.
Certain competitors pulled back on their product offerings in 2013, exemplified by their decreased market share.
AIG has continually improved its industry ranking since 2009; remaining growth opportunity in VA due to market share of only 6.8%.
Disciplined pricing and de-risked benefits: VIX indexing of rider fees, volatility control funds, mandatory 20% asset allocation to fixed accounts.

$8.1
$8.6
$8.7
$8.5
$7.9
$9.3
$10.2
$11.9
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

AIG Life and Retirement – Index Annuities
Source: LIMRA Indexed Deferred Annuity Sales Report
Quarterly Index Annuity Industry Sales
($ in billions)
Provides an opportunity to diversify Retirement Income Solutions offerings.
In past years, many leading carriers avoided the index annuity market due to issues centered around suitability, sales
practices, and proposed treatment as “securities”
Evolving Market
Regulatory changes, improved industry practices, and product design changes have changed the landscape
2013 industry sales of $39 billion reflect a CAGR of 11% over
10 years
Approximately 2/3 of index annuity sales include a Guaranteed
Living Benefit (GLB)
AIG Strategic Advantages To Developing Index Annuities
Broader distribution through independent marketing organizations (the product does not require a securities license)
Enhanced sales of “lower-risk” lifetime income solutions that require simpler hedging
Ability to further diversify our base of fee and spread income
Potential for higher fixed sales in lower interest rate periods
Increased sales through advisors looking for less complex guaranteed lifetime income products
Ability to leverage AIG L&R’s strengths of low-cost administration and multi-channel distribution, combined with leading-edge product innovation and dynamic hedging capability

CMBS 5%
CDO/ABS 5%
Other invested assets 6%
Cash and short-term investments 3%
States, municipalities, and political subdivisions 2%
U.S. Governments 1%
Non-U.S. governments 2%
Corporate debt 54%
RMBS 12%
Loans 10%

CMBS 4%
CDO/ABS 5%
Other invested assets 7%
Cash and short-term investments 3%
States, municipalities, and political subdivisions 2%
U.S. Governments 1%
Non-U.S. governments 2%
Corporate debt 54%
RMBS 12%
Loans 10%

BB 4%
B 2%
<B 9%
AAA 12%
AA 10%
A 22%
BBB 41%

BB 4%
B 2%
<B 8%
AAA 11%
AA 10%
A 23%
BBB 42%

AIG

Bond Portfolio – By Agency Credit Rating
December 31, 2013 - $157.2 billion
Cash & Invested Assets – Total Portfolio Composition (1)
December 31, 2013 - $196.9 billion
Cash & Invested Assets – Total Portfolio Composition (1)
March 31, 2014 - $200.1 billion
AIG Life and Retirement – Investment Composition & Ratings
1) Includes intercompany invested assets that are eliminated in consolidation.
Bond Portfolio – By Agency Credit Rating
March 31, 2014 - $161.7 billion

5.50%
5.38%
5.33%
5.30%
5.35%
5.26%
5.29%
5.32%
5.31%
5.12%
5.12%
5.10%
5.25%
5.17%
5.24%
5.25%
5.23%
5.01%
4.95%
4.85%
5.14%
5.08%
5.10%
5.11%
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

3.27%
3.26%
3.26%
3.10%
3.06%
3.08%
3.05%
3.02%
3.13%
3.15%
3.14%
2.91%
2.89%
2.93%
2.91%
2.85%
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

2.18%
1.97%
1.98%
2.19%
2.36%
2.24%
2.33%
2.40%
1.96%
1.75%
1.69%
1.75%
2.08%
2.00%
2.05%
2.09%
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

AIG Life and Retirement – Net Investment Spread Management
Base Portfolio Yields
(1)
Cost of Funds
(2)
Base Net Investment Spreads
(1)
1) Includes return on base portfolio. Quarterly results are annualized.
2) Excludes the amortization of sales inducement assets. At March 31, 2014, a total of 72% of fixed annuity and universal life account values are at contractual minimum guaranteed crediting rates vs. 73% at December 31, 2013.
Total Base Yield
Fixed Annuities
Group Retirement

Mortgage Guaranty (United Guaranty Corporation)

United Guaranty – Financial Highlights
Full Year
First
Quarter
($ in millions) 2011 2012 2013 2014
Net premiums written $801 $858 $1,048 $231
Net investment income 132 146 132 35
Pre-tax operating income (loss) ($97) $9 $205 76
Combined ratio 128.9 119.2 90.9 80.8
Cash & invested assets (1) $4,081 $4,222 $3,934 $4,005
Shareholders’ equity 2,425 2,311 2,282 2,361
Shareholders’ equity, excluding AOCI $2,332 $2,193 $2,268 $2,320
1) Includes intercompany invested assets that are eliminated in consolidation.

New Insurance Written
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$18.8
$37.5
$49.9
$7.7
2011
2012
2013
1Q14

United Guaranty – A Market Leader
Risk based pricing driving profitable new business.
UGC’s risk-based pricing plan, Performance Premium, utilizes over a dozen variables to evaluate loan risk and price the mortgage insurance policy.
United Guaranty continues to insure a high volume of mortgages with excellent credit quality despite the decline in mortgage originations.
Vintage
Year
(2)
Average
FICO Score LTV Ratio
2010 760 90
2011 757 91
2012 758 91
2013 753 91
1Q14 751 92
New Insurance Written
(1)
($ in billions)
1) Represents principal amount of loans insured.
2) Domestic First-lien only.

20%
16%
12%
8%
4%
0%
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14

United Guaranty – Shrinking Legacy In-Force
New business generated after 2008 represents 71% of primary domestic RIF at March 31, 2014, the highest among peers active before 2009
(1)
.
Due to proactive management of delinquent book through UGC’s Letter Campaign, at March 31, 2014, the portion of defaults that have missed 12 or more payments declined to 45% from 49% at the end of 2011, the lowest among peers active before
2009
(1)
.
Note: Data presented above is for Domestic First Lien operations.
1) Peers include Mortgage Guaranty Insurance Company (MGIC), Radian Guaranty, Incorporated and Genworth Mortgage Insurance Company.
Primary Delinquency Rate Primary Risk-in-force (RIF) – $37.4 billion
As of March 31, 2014 (by vintage year)
2005 and prior
8%
2006
5%
2007
10%
2008
6%
2009
2%
2010
3%
2011
8%
2012
22%
2013
32%
2014
4%

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
89%
44%
46%
79%
95%
UGRIC
Genworth
Radian
MGIC
Essent

United Guaranty – Financial Strength
UGC has the lowest default rate and highest portion of RIF from loans originated after 2008 among peers active before 2009
(2)
.
UGC’s primary statutory insurance subsidiary, United Guaranty Residential Insurance Company (UGRIC), maintains an S&P rating of A- and Moody's rating of Baa1 with stable outlooks
(3)
.
UGC operating earnings reflect increasing contribution from new business.
At December 31, 2013 UGRIC has over $3 billion of assets with 89% in cash and unaffiliated investments.
Capitalization and Risk
Source: Statutory filing data.
1) Risk-to-capital estimates for all companies, including United Guaranty, are preliminary estimates for March 31, 2014.
2) Essent was not active before 2009.
3) As of the date of this presentation.
At December 31, 2013
At March 31,
2014
Default
Rate (%)
Post 2008
RIF (%)
Risk-to-
Capital
(1)
United Guaranty
5.3 71 18.4
Genworth
7.4 47 18.7
MGIC
9.7 44 15.3
Radian
6.3 62 19.2
Essent
0.1 100 16.1
Asset Composition
Cash & Bonds to Total Admitted Assets

Capital Strength

Non-redeemable noncontrolling interests
Financial Debt (1)
Hybrids
Common Equity
$15.7
$5.5
$100.5
$15.7
$5.5
$103.8
Dec. 31, 2013
Mar. 31, 2014

$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$8.51
$57.87
$4.34
$64.28
$6.28
$65.49
Dec. 31, 2012
Dec. 31, 2013
Mar. 31, 2014
BVPS, ex AOCI
AOCI

AIG

Capital Position and Ratings
Book Value Per Share
Capital Structure
$68.62
1) Includes AIG Notes, Bonds, Loans and Mortgages Payable, and AIGLH
Notes and Bonds Payable and junior subordinated debt.
2) As of the date of this presentation, all ratings have stable outlooks, except for the S&P rating for AIG-Senior Debt, which is negative.
3) Ratings only reflect those of the core insurance companies.
($ in billions, except per share data)
$122.3
Leverage Ratios:
Dec. 31,
2013
Mar. 31,
2014
Financial Debt + Hybrids /
Capitalization
17.3% 16.9%
Financial Debt / Capitalization 12.8% 12.5%
$71.77
$125.6
$66.38
S&P Moody’s Fitch AM Best
AIG – Senior
Debt
A- Baa1 BBB+ NR
AIG PC (3) –
FSR
A+ A1 A A
AIG L&R (3) –
FSR
A+ A2 A+ A
Credit Ratings
(2)
$0.6
$0.6

Financial Flexibility – A Source of Strength
AIG Parent Cash, Short-Term Investments &
Unencumbered Fixed Maturity Securities
Insurance Company Distributions
($ in millions) ($ in billions)
AIG Life and Retirement distributions in 1Q14 included approximately $316 million of legal settlement proceeds received. In 2013, AIG
Property Casualty distributions included $1.8 billion from legal entity restructurings and an intercompany reinsurance optimization and AIG
Life and Retirement distributions included approximately $800 million from legal settlement proceeds received.
AIG Parent cash, short-term investments and unencumbered fixed maturity securities of $11.2 billion includes $4.4 billion allocated toward future maturities of liabilities and contingent liquidity stress needs of the Direct Investment book and Global Capital Markets as of
March 31, 2014.
AIG Parent also maintains aggregate available capacity of $4.4 billion under its syndicated credit facility plus its contingent liquidity facility.
Tax sharing payments from subsidiaries amounted to $289 million in 1Q14.
$13.1
$11.2
$5,349
$8,893
90
$2,496
$4,370
$2,853
$4,433
FY 2012 FY 2013 1Q14
$10.2
$8.2
$3.0
$3.0
Dec. 31,
2013
Mar. 31,
2014
Unencumbered
Fixed Maturity
Securities
Cash & Short-
term Investments
AIG Property Casualty AIG Life and Retirement UGC
$1,653

Other Sources of Value

Direct Investment Book and Global Capital Markets
Note: As of March 31, 2014.
1) The DIB consists of a portfolio of assets and liabilities held directly by AIG Parent in the Matched Investment Program and certain non-derivative assets and liabilities of AIGFP. The DIB and GCM are included in Other Operations in AIG’s Consolidated Balance Sheet.
2) The overall hedging activity for the assets and liabilities of the DIB is executed by GCM. The value of hedges related to the non-derivative assets and liabilities of AIGFP in the DIB is included within the assets, liabilities and operating results of GCM and is not included within the DIB assets, liabilities or operating results.
Direct Investment Book (1) Global Capital Markets (1)
Assets $21.1 $7.0
Liabilities $16.5 $3.7
Net Asset Value $4.6 $3.3
Legacy Matched
Assets & Liabilities
Legacy AIGFP                    Stable Value
CDS Portfolio Wraps
Third-Party
Derivatives
Notional ($
billion) -- $71
Multi-
Sector
Corporate
Arbitrage
$8 $34
$3 $12
Weighted
Average Life
(Years)
-- 7.1 5.8 2.0 4.5 8.0
Strategy
Assets managed to ensure
liabilities can be met as they
come due, even under stress
scenarios
Primarily hedges of
DIB assets and
liabilities
Bulk of risk related
to interest rates,
foreign exchange
and equities has
been hedged
Remaining credit
risk viewed as
attractive risk-
reward
Since 3Q 2012,
notional value of
$10 billion has
been novated to
AIG Life and
Retirement
Further novations
are expected to
occur over time
“Clearing house” for
operating company
hedging and risk
management needs
($ in billions)
Market Derivatives (2)
AIG Hedging &
Hedging Platform
Go Forward

$25
$20
$15
$10
$5
$0
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$14.9
$1.1
$4.9
$2.2
$6.8
0%
$13.4 (1)
$1.0
$4.6
$2.2
$5.7
10%
$12.5
$0.8
$4.0
$2.2
$5.5
16%
$10.8
$0.6
$3.7
28%
$2.2
$4.3
$6.5
$0.5
$3.5
$2.2
$0.4
56%
$3.3
$0.3
$2.8
$0.2
78%
as of 3/31/2014
2014
2015
2016
2017
2018
MIP notes payable
GIAs, at fair value
% Maturing
Series AIGFP matched notes and bonds payable
Notes and bonds payable, at fair value

AIG

Direct Investment Book Long-Term Debt
($ in billions)
1) In May 2014, AIG reduced DIB debt through a redemption of $750 million aggregate principal amount of its 3.000% Notes due 2015 using cash allocated to the DIB.

Deferred Tax Asset Overview
AIG continues to have substantial deferred tax assets that are available to offset future tax obligations.
1) Foreign tax credits triggered in 2013 have increased the amount of carryover.
2) Change during the period is primarily attributable to available for sale investment securities.
As of 12/31/12 As of 12/31/13
($ in billions) Type
Gross
Attributes
Deferred
Tax Asset
Gross
Attributes
Deferred
Tax Asset Utilization/Expiration
Net Operating Loss
Carryforwards
Non-Life
& Life
$39.5 $13.8 $35.8 $12.5
Utilize against AIG PC, ILFC, UGC,
AIG Parent and 35% of AIG L&R
income
2028–2031 Expiration
Capital Loss
Carryforwards
Valuation Allowance
Life $16.6 $5.8
($5.1)
$1.4 $0.5
($0.5)
Utilize against capital gains from AIG
L&R
2014 Expiration
Foreign
Tax Credits
General $4.7 $5.3 (1)
Utilize against 65% of AIG L&R
income
2016–2023 Expiration
Subtotal – U.S. Tax
Attributes
19.2 17.8
Other
Deferred Tax
Assets/(Liabilities)
(2.5) 3.4 (2)
Net Deferred Tax
Assets
$16.7 $21.2

Appendix

Glossary of Non-GAAP Financial Measures
AIG
AIG – After-tax operating income (loss) attributable to AIG
is derived by excluding the following items from net income (loss) attributable to AIG:
income (loss) from discontinued operations, net loss (gain) on sale of divested businesses and properties, income from divested businesses, legacy tax adjustments primarily related to certain changes in uncertain tax positions and other tax adjustments, legal reserves (settlements)
related to “legacy crisis matters,” deferred income tax valuation allowance (releases) charges, changes in fair value of AIG Life and Retirement fixed maturity securities designated to hedge living benefit liabilities (net of interest expense), changes in benefit reserves and deferred policy acquisition costs (DAC), value of business acquired (VOBA), and sales inducement assets (SIA) related to net realized capital gains (losses),
AIG Property Casualty other (income) expense - net, (gain) loss on extinguishment of debt, net realized capital (gains) losses, and non-
qualifying derivative hedging activities, excluding net realized capital (gains) losses. “Legacy crisis matters” include favorable and unfavorable settlements related to events leading up to and resulting from our September 2008 liquidity crisis and legal fees incurred by AIG as the plaintiff in connection with such legal matters.
Book Value Per Common Share Excluding Accumulated Other Comprehensive Income (Loss) (AOCI) is derived by dividing Total AIG shareholders’
equity, excluding AOCI, by Total common shares outstanding.
AIG Property Casualty
Pre-tax operating income (loss) includes both underwriting income (loss) and net investment income, but excludes net realized capital (gains) losses, other
(income) expense - net, and legal settlements related to legacy crisis matters. Underwriting income (loss) is derived by reducing net premiums earned by claims and claims adjustment expenses incurred, acquisition expenses and general operating expenses.
Accident year loss and combined ratios, as adjusted: both the accident year loss and combined ratios, as adjusted, exclude catastrophe losses and related reinstatement premiums, prior year development, net of premium adjustments, and the impact of reserve discounting. Catastrophe losses are generally weather or seismic events having a net impact on AIG Property Casualty in excess of $10 million each.
AIG Life and Retirement
Pre-tax operating income (loss) is derived by excluding the following items from pre-tax income (loss): legal settlements related to legacy crisis matters, changes in fair values of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense), net realized capital (gains) losses, and changes in benefit reserves and DAC, VOBA, and SIA related to net realized capital gains (losses).
Premiums and deposits includes direct and assumed amounts received on traditional life insurance policies, group benefit policies and deposits on life-
contingent payout annuities, as well as deposits received on universal life, investment-type annuity contracts and mutual funds.
Mortgage Guaranty (United Guaranty Corporation)
Pre-tax operating income (loss): is derived by excluding  net realized capital (gains) losses from pre-tax income (loss).
Results from discontinued operations are excluded from all of these measures.

AIG Consolidated Financial Highlights
Full Year
First
Quarter
($ in millions, except per share amounts) 2011 2012 2013 2014
Revenues $65,105 $71,021 $68,678 $16,112
Net income attributable to AIG 20,622 3,438 9,085 1,609
Diluted earnings per common share $11.01 $2.04 $6.13 $1.09
ROE, Ex. AOCI (2) 26.6% 3.7% 10.1% 6.8%
After-tax operating income attributable to AIG $2,086 $6,635 $6,762 $1,781
After-tax operating income attributable to AIG per common share $1.16 $3.93 $4.56 $1.21
ROE – After-tax operating income (3) 2.7% 7.2% 7.5% 7.5%
Book value per common share $53.53 $66.38 $68.62 $71.77
Book value per common share - Ex. AOCI $50.11 $57.87 $64.28 $65.49
1) Includes deferred tax asset valuation allowance release of $18.3 billion in 2011.
2) Computed as Actual or Annualized Net income (loss) attributable to AIG divided by Average AIG Shareholders' equity, excluding AOCI.
3) Computed as Actual or Annualized After-tax operating income divided by Average AIG Shareholders' equity, excluding AOCI.
(1)

Non-GAAP Reconciliation – Pre-tax Operating Income
First Quarter
2011 2012 2013 2014
Income from continuing operations, before tax $                     2,100 $                        2,023 $                        5,133 $                        1,309
Adjustments to arrive at pre-tax operating income:
Net realized capital (gains) losses (957) (211) (380) (142)
Legal settlements - (17) (13) (8)
Other (income) expense - net 5 (2) 72 -
Pre-tax operating income $                     1,148 $                        1,793 $                        4,812 $                        1,159
First Quarter
2011 2012 2013 2014
Income from continuing operations, before tax $                     2,956 $                        3,780 $                        6,505 $                        1,232
Adjustments to arrive at pre-tax operating income:
Legal settlements - (154) (1,020) (30)
Changes in fair value of securities designated to hedge
living benefit liabilities, net of interest expense
- (37) 161 (76)
Change in benefit reserves and DAC, VOBA and SIA
related to net realized capital (gains) losses
327 1,201 1,486 (30)
Net realized capital (gains) losses (6) (630) (2,037) 321
Pre-tax operating income $                     3,277 $                        4,160 $                        5,095 $                        1,417
First Quarter
2011 2012 2013 2014
Income from continuing operations, before tax $                         (77) $                              15 $                            213 $                              77
Adjustments to arrive at pre-tax operating income:
Net realized capital (gains) losses (20) (6) (8) (1)
Pre-tax operating income (loss) $                         (97) $                                9 $                            205 $                              76
Full Year
Full Year
Full Year United Guaranty
($ in millions)
AIG Property Casualty
($ in millions)
AIG Life and Retirement
($ in millions)

March 31,
2011 2012 2013 2014
Net income attributable to AIG $               20,622 $                 3,438 $                 9,085 $                 1,609
Adjustments to arrive at After-tax operating income attributable to AIG:
(Income) loss from discontinued operations                     (2,448)                           (1)                         (84)                          47
Net (income) loss from divested businesses                         663                      4,039                         117                         (12)
Uncertain tax positions and other tax adjustments                           -                           543                         791                         (28)
Legal reserves (settlements) related to legacy crisis matters                          13                         353                        (460)                           (2)
Deferred income tax valuation allowance releases                   (18,307)                     (1,911)                     (3,237)                         (65)
Amortization of FRBNY prepaid commitment fee asset                      2,358                           -                             -                             -
Changes in fair value of AIG Life and Retirement fixed maturity securities designated to hedge living benefit liabilities, net of interest expense
                          -                           (24)                         105                         (49)
Changes in benefit reserves and DAC, VOBA and SIA related to net realized capital gains
                        202                         781                      1,132                         (12)
AIG Property Casualty other (income) expense – net                           -                             -                            47                           -
Loss on extinguishment of debt                        (480)                          21                         423                         155
Net realized capital (gains) losses                        (453)                        (586)                     (1,157)                         138
Non-qualifying derivative hedging gains, excluding net realized capital gains                         (84)                         (18)                           -                             -
After-tax operating income attributable to AIG
$                 2,086 $                 6,635 $                 6,762 $                 1,781
Full Year
2013
Change in net premiums written
Increase in original currency 3.8%
Foreign exchange effect (3.9%)
Decrease as reported in US $
(0.1%)
After-tax Operating Income Attributable to AIG
($ in millions)
Foreign exchange effect on net premiums written:
Full Year
Non-GAAP Reconciliation – After-tax Operating Income and
Foreign Exchange Effect on NPW
1) Includes results of ILFC.
(1)

Non-GAAP Reconciliation – BVPS ex. AOCI, Premiums &
Deposits, Accident Year Combined Ratio, As Adjusted
March 31,
2011 2012 2013 2014
Total AIG shareholders’ equity 101,538 $            98,002 $                100,470 $              103,833 $
Less: AOCI 6,481                  12,574                   6,360                     9,085
Total AIG shareholders’ equity, excluding AOCI 95,057 $              85,428 $                94,110 $                94,748 $
Total common shares outstanding 1,896,821,482      1,476,321,935        1,464,063,323        1,446,647,787
Book value per common share 53.53 $               66.38 $                  68.62 $                  71.77 $
Book value per common share, excluding AOCI 50.11 $               57.87 $                  64.28 $                  65.49 $
First Quarter
2011 2012 2013 2014
Premiums and deposits 24,392 $              20,994 $                 28,809 $                 7,129 $
Deposits (21,302)               (17,898)                   (25,542)                   (6,373)
Other (541)                     (632)                       (671)                       (159)
Premiums 2,549 $               2,464 $                   2,596 $                   597 $
First Quarter
2011 2012 2013 2014
Loss ratio 78.3                     73.9                       66.7                       67.1
Catastrophe losses and reinstatement premiums (9.2)                      (7.5)                        (2.3)                        (3.2)
Prior year development net of premium adjustments (0.3)                      (1.4)                        (1.5)                        (1.9)
Net reserve discount benefit (charge) (0.1)                      0.2                         0.9                         1.2
Accident year loss ratio, as adjusted 68.7                     65.2                       63.8                       63.2
Acquisition ratio 18.1                     19.9                       19.7                       19.9
General operating expense ratio 12.3                     14.7                       14.9                       14.2
Expense ratio 30.4                     34.6                       34.6                       34.1
Combined ratio 108.7                   108.5                     101.3                     101.2
Catastrophe losses and reinstatement premiums (9.2)                      (7.5)                        (2.3)                        (3.2)
Prior year development net of premium adjustments (0.3)                      (1.4)                        (1.5)                        (1.9)
Net reserve discount benefit (charge) (0.1)                      0.2                         0.9                         1.2
Accident year combined ratio, as adjusted 99.1                     99.8                       98.4                       97.3
AIG Property Casualty
Accident Year Combined Ratio, As Adjusted
AIG Life and Retirement Premiums and Deposits
($ in millions)
Book Value Per Common Share - Ex. AOCI
($ in millions, except per share data)
Full Year
Full Year
December 31,

American International Group, Inc. (AIG) is a leading international insurance organization serving customers in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the
United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.
Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIG_LatestNews | LinkedIn: http://www.linkedin.com/company/aig
AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at
www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer.
Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.